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                                                                EXHIBIT 10.17(b)


         SECOND AMENDMENT TO MASTER PURCHASE ORDER ASSIGNMENT AGREEMENT


     This Second Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment") is made as of the 12 day of December, 2000, among TRANSCAP TRADE FINANCE, an Illinois general partnership (the "Contractor") and BAY AREA MULTIMEDIA, INC., a California corporation (the "Manufacturer").

                                  WITNESSETH:

     WHEREAS, the Contractor and the Manufacturer are parties to that certain Master Purchase Order Assignment Agreement dated as of February 25, 2000 (the "Purchase Order Agreement"), as amended from time to time;

     WHEREAS, the Contractor and the Manufacturer desire to amend the Purchase Order Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the payment of the Extension Fee (as defined below), the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

     1. Section 18(a) of the Purchase Order Agreement is hereby deleted in its entirety, and in lieu thereof there is inserted a new Section 18(a) as follows:

          (a) Term of Agreement. This Agreement will terminate on March 31, 2002; provided, however, that Contractor may terminate this Agreement immediately upon Manufacturer's default.

     2. Section 3(b)(iii) of the Purchase Order Agreement is hereby deleted in its entirety, and in lieu thereof there is inserted a new Section 3(b)(iii) as follows:

          (iii) Upon the purchase of Materials required for the P.O., or upon any other advance of funds in connection with the P.O., the Contractor's aggregate outstanding funding pursuant to this Agreement shall not exceed the sum of $5,000,000 (increased to $8,500,000 between December 12, 2000 and March 31, 2001);

     3. Manufacturer shall pay Contractor an extension fee (the "Extension Fee") in the sum of $50,000.00. The Extension Fee is deemed by the parties to have been earned by the Contractor upon the signing of this Amendment. The Extension Fee shall be collected by Contractor out of the next payments received by Contractor on account of Accepted P.O.'s.

     4. This Amendment constitutes an amendment to the Purchase Order Agreement, and except to the extent inconsistent herewith, the parties hereby reconfirm the Purchase Order Agreement, and each of the other agreements, instruments and documents heretofore executed and delivered in connection therewith, in their entirety, all of which shall remain in full force and effect.

     5. This Amendment will not be effective until each of the persons set forth on Addendum III of the Purchase Order Agreement shall have executed an acknowledgement to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.
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     6.   This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TRANSCAP TRADE FINANCE

By:  /s/ MICHAEL SEAR
   -----------------------
Its:  Exec. Vice President, Transcap Associates, Inc.
   --------------------------------------------------

BAY AREA MULTIMEDIA, INC.

By:  /s/ RAYMOND C. MUSCI
   -----------------------
   Its: President

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                          ACKNOWLEDGMENT OF GUARANTOR


The undersigned hereby acknowledges receiving and reviewing that certain Second Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment"). The undersigned, by its execution hereof, hereby agrees that the Guaranty previously executed by him shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order Assignment Agreement shall be deemed to refer to the Master Purchase Order Assignment Agreement as amended by the Amendment.




Dated:  December 12, 20000

                                           /s/ Ray Musci
                                           ------------------------------
                                           Ray Musci